UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 2, 2006

                      BIOFORCE NANOSCIENCES HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                       000-51074                76-3078125
----------------------------           -----------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)

              1615 Golden Aspen Drive, Suite 101, Ames, Iowa 50010
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (515) 233-8333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                    FORM 8-K

Section 5 - Corporate Governance and Management
            -----------------------------------

Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers
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     On October 2, 2006, the Company received by registered mail the resignation of Guenter H. Jaensch as a director on the Company's Board of Directors, effective immediately. Mr. Jaensch had previously been appointed as Chairman of the Company's Audit Committee.

     Mr. Jaensch cited as reasons for his resignation the fact that he currently serves on the Audit Committees of two other public companies and desires to avoid any possible additional exposure. He also cited that he had not been informed about certain Company filings made with the SEC, even though he was Chairman of the Audit Committee.

     Mr. Jaensch was appointed as the Chairman of the Audit Committee at a Board meeting held in June 2006, at which time the Board authorized the formation of the Committee. However, the Board has not yet finalized its Audit Committee Charter nor has it established definitive policies and procedures for the review by the Committee of reports and filings. Under existing policies, the chief executive officer and principal financial officer review the Company's reports prior to filing with the SEC. The Company believes that its current policies of disclosure controls and procedures regarding reports filed with the SEC are adequate and effective.

     The Company anticipates that the Board of Directors will consider at its next regularly scheduled meeting, the adoption of a formal Audit Committee Charter and related policies and procedures. However, because the Company is not currently required to have an Audit Committee and due to the resignation of Mr. Jaensch, the Board will also consider whether to postpone the creation of the Audit Committee, adoption of an Audit Committee Charter and naming a new Chairman until such time as the Board can fully examine the merits and effects of the Company employing an Audit Committee at this time. Until a final decision is made, the functions of an Audit Committee will continue to be carried out by the Company's chief executive officer and principal financial officer.

Section 9 - Financial Statements and Exhibits
            ---------------------------------

Item 9.01     Financial Statements and Exhibits
              ---------------------------------

     (c) Exhibits

Exhibit No.    Description
-----------    -----------

   17.1        Letter of resigning director

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BIOFORCE NANOSCIENCES HOLDINGS, INC.



Date:   October 5, 2006          By    /S/ ERIC HENDERSON
                                    --------------------------------------------
                                       Eric Henderson
                                       Chief Executive Officer


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